Exhibit 99.1

Contact:	Dan Cravens 480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS RECORD JULY LOAD FACTOR
TEMPE, Ariz. Aug. 5, 2009 — US Airways Group, Inc. (NYSE: LCC) today announced July and year-to-date 2009 traffic results. Mainline revenue passenger miles (RPMs) for the month were 5.7 billion, down 4.3 percent versus July 2008. Capacity was 6.5 billion available seat miles (ASMs), down 5.7 percent versus July 2008. Passenger load factor for the month of July was a record 86.4 percent, up 1.3 points versus July 2008.
US Airways President Scott Kirby said, “Our July consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) decreased approximately 15 percent versus the same period last year while total revenue per available seat mile decreased approximately 12 percent on a year-over-year basis. We finished July with strong close-in bookings and remain cautiously optimistic about the demand environment as we enter the fall season.”
For the month of July, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 80.6 percent with a completion factor of 98.9 percent.
The following summarizes US Airways Group’s traffic results for the month and year-to-date ended July 31, 2009 and 2008, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
JULY

	2009	2008	% Change
Mainline Revenue Passenger Miles (000)
Domestic	4,096,706	4,495,853	(8.9)
Atlantic	1,201,608	1,022,372	17.5
Latin	356,918	388,664	(8.2)

Total Mainline Revenue Passenger Miles	5,655,232	5,906,889	(4.3)

Mainline Available Seat Miles (000)
Domestic	4,682,713	5,275,791	(11.2)
Atlantic	1,440,346	1,206,445	19.4
Latin	421,850	454,877	(7.3)

Total Mainline Available Seat Miles	6,544,909	6,937,113	(5.7)

Mainline Load Factor (%)
Domestic	87.5	85.2	2.3	pts
Atlantic	83.4	84.7	(1.3	) pts
Latin	84.6	85.4	(0.8	) pts

Total Mainline Load Factor	86.4	85.1	1.3	pts

Mainline Enplanements
Domestic	4,078,556	4,468,929	(8.7)
Atlantic	296,303	262,112	13.0
Latin	295,484	325,531	(9.2)

Total Mainline Enplanements	4,670,343	5,056,572	(7.6)
YEAR TO DATE

	2009	2008	% Change
Mainline Revenue Passenger Miles (000)
Domestic	26,438,099	28,853,074	(8.4)
Atlantic	5,187,957	4,935,864	5.1
Latin	2,863,388	2,800,021	2.3

Total Mainline Revenue Passenger Miles	34,489,444	36,588,959	(5.7)

Mainline Available Seat Miles (000)
Domestic	31,372,368	34,950,829	(10.2)
Atlantic	6,777,414	6,346,572	6.8
Latin	3,684,282	3,361,210	9.6

Total Mainline Available Seat Miles	41,834,064	44,658,611	(6.3)

Mainline Load Factor (%)
Domestic	84.3	82.6	1.7	pts
Atlantic	76.5	77.8	(1.3	) pts
Latin	77.7	83.3	(5.6	) pts

Total Mainline Load Factor	82.4	81.9	0.5	pts

Mainline Enplanements
Domestic	26,892,863	29,467,616	(8.7)
Atlantic	1,323,399	1,264,750	4.6
Latin	2,303,704	2,270,471	1.5

Total Mainline Enplanements	30,519,966	33,002,837	(7.5)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
JULY

	2009	2008	% Change
Express Revenue Passenger Miles (000)
Domestic	205,108	207,176	(1.0)

Express Available Seat Miles (000)
Domestic	280,678	291,911	(3.8)

Express Load Factor (%)
Domestic	73.1	71.0	2.1	pts

Express Enplanements
Domestic	756,790	735,432	2.9
YEAR TO DATE

	2009	2008	% Change
Express Revenue Passenger Miles (000)
Domestic	1,232,352	1,291,768	(4.6)

Express Available Seat Miles (000)
Domestic	1,835,062	1,912,680	(4.1)

Express Load Factor (%)
Domestic	67.2	67.5	(0.3	) pts

Express Enplanements
Domestic	4,558,199	4,606,322	(1.0)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
JULY

	2009	2008	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	4,301,814	4,703,029	(8.5)
Atlantic	1,201,608	1,022,372	17.5
Latin	356,918	388,664	(8.2)

Total Consolidated Revenue Passenger Miles	5,860,340	6,114,065	(4.1)

Consolidated Available Seat Miles (000)
Domestic	4,963,391	5,567,702	(10.9)
Atlantic	1,440,346	1,206,445	19.4
Latin	421,850	454,877	(7.3)

Total Consolidated Available Seat Miles	6,825,587	7,229,024	(5.6)

Consolidated Load Factor (%)
Domestic	86.7	84.5	2.2	pts
Atlantic	83.4	84.7	(1.3	) pts
Latin	84.6	85.4	(0.8	) pts

Total Consolidated Load Factor	85.9	84.6	1.3	pts

Consolidated Enplanements
Domestic	4,835,346	5,204,361	(7.1)
Atlantic	296,303	262,112	13.0
Latin	295,484	325,531	(9.2)

Total Consolidated Enplanements	5,427,133	5,792,004	(6.3)
YEAR TO DATE

	2009	2008	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	27,670,451	30,144,842	(8.2)
Atlantic	5,187,957	4,935,864	5.1
Latin	2,863,388	2,800,021	2.3

Total Consolidated Revenue Passenger Miles	35,721,796	37,880,727	(5.7)

Consolidated Available Seat Miles (000)
Domestic	33,207,430	36,863,509	(9.9)
Atlantic	6,777,414	6,346,572	6.8
Latin	3,684,282	3,361,210	9.6

Total Consolidated Available Seat Miles	43,669,126	46,571,291	(6.2)

Consolidated Load Factor (%)
Domestic	83.3	81.8	1.5	pts
Atlantic	76.5	77.8	(1.3	) pts
Latin	77.7	83.3	(5.6	) pts

Total Consolidated Load Factor	81.8	81.3	0.5	pts

Consolidated Enplanements
Domestic	31,451,062	34,073,938	(7.7)
Atlantic	1,323,399	1,264,750	4.6
Latin	2,303,704	2,270,471	1.5

Total Consolidated Enplanements	35,078,165	37,609,159	(6.7)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of July:
•	Announced a partnership with Gogo® Inflight Internet to provide Wi-Fi Internet access onboard 50 A321 aircraft, which will roll out in early 2010. Full internet service, including Web, Instant Messaging, email and VPN access, will be available for purchase to passengers with laptops or Wi-Fi enabled devices.
•	Announced additional nonstop flights to Barbados from its Philadelphia hub. US Airways will fly to Barbados four days a week starting Oct. 1, and then offer daily service for the winter season beginning Dec. 19. With this new service, US Airways will offer customers an average of 109 weekly nonstop flights to 14 Caribbean destinations from Philadelphia International Airport during the peak Caribbean travel season.
•	Launched US Airways’ first-ever service to the Middle East with daily nonstop flying to Tel Aviv from its international gateway at Philadelphia International Airport. Tel Aviv is the third of three new trans-Atlantic routes from Philadelphia in 2009. Birmingham, U.K. and Oslo, Norway offerings began in May.
US Airways was America’s number one on-time airline in 2008 among the “Big Six” hub-and-spoke airlines according to the U.S. Department of Transportation’s (DOT) monthly Air Travel Consumer Report. US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The airline employs more than 33,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers our customers more than 17,000 daily flights to 916 destinations in 160 countries worldwide. And for the eleventh consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration (FAA) for its Charlotte, North Carolina hub line maintenance facility. For more company information, visit usairways.com. (LCCT)

Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of future significant operating losses; the impact of economic conditions and their impact on passenger demand and related revenues; changes in prevailing interest rates, a reduction in the availability of financing and increased costs of financing; the Company’s high level of fixed obligations and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes and operate pursuant to the terms of our financing facilities (particularly the financial covenants); the ability of the Company to maintain adequate liquidity; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations, including the ability of the Company to complete the integration of the labor groups of the Company and America West Holdings; reliance on vendors and service providers and the ability of the Company to obtain and maintain commercially reasonable terms with those vendors and service providers; the impact of fuel price volatility, significant disruptions in fuel supply and further significant increases to fuel prices; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of the integration of the Company’s business units; the impact of changes in the Company’s business model; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the impact of industry consolidation; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s route network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; security-related and insurance costs; weather conditions; the cyclical nature of the airline industry; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended June 30, 2009 and in the Company’s filings with the SEC, which are available at www.usairways.com.
-LCC-